UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

                           VANGUARD(R) MASSACHUSETTS
                           TAX-EXEMPT FUND

                           May 31, 2004

SEMIANNUAL REPORT

                                                          THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

     By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

     It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

     Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS

 1 LETTER FROM THE CHAIRMAN

 5 REPORT FROM THE ADVISOR

 8 FUND PROFILE

 9 GLOSSARY OF INVESTMENT TERMS

10 PERFORMANCE SUMMARY

11 ABOUT YOUR FUND'S EXPENSES

13 FINANCIAL STATEMENTS

25 ADVANTAGES OF VANGUARD.COM
================================================================================
SUMMARY

- Vanguard Massachusetts Tax-Exempt Fund provided a return consistent with an environment of low, but rising, interest rates.

-    The fund's yield rose as the prices of its bonds declined.

-    The fund exceeded the average return of its peer funds.
================================================================================

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,

DURING THE SIX MONTHS ENDED MAY 31, 2004, SURPRISINGLY STRONG ECONOMIC GROWTH FUELED FEARS OF INFLATION, BOOSTING THE YIELDS (AND DEPRESSING THE PRICES) OF MOST LONGER-MATURITY MUNICIPAL BONDS.

The Vanguard Massachusetts Tax-Exempt Fund provided a return consistent with this trend, returning -0.5% as its interest income was not enough to offset the decline in bond prices. The fund exceeded the average return of its peer group. The fund's starting and ending net asset values and distributions to shareholders in the period appear on page 4.

=============================================================
TOTAL RETURNS                                SIX MONTHS ENDED
                                                 MAY 31, 2004
-------------------------------------------------------------
VANGUARD MASSACHUSETTS
 TAX-EXEMPT FUND                                     -0.5%
Lehman 10 Year Municipal Bond Index                  -0.1
Average Massachusetts Municipal Debt Fund*           -0.7
Lehman Municipal Bond Index                          -0.2
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.
==============================================================

     During the six months, the fund's yield reflected the market environment, rising 48 basis points (0.48 percentage point) to 4.02%. That was equivalent to a taxable yield of 6.53% for investors in the highest federal and state tax brackets. (This calculation does not account for local taxes or the possibility that an investor might be subject to the alternative minimum tax.)

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points, from 4.33% to 4.65%, during the period as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

The yields of short-term securities rose in expectation of actions by the Fed to boost interest rates, but those of the shortest-term securities were relatively stable. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

     A more pronounced version of these dynamics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Lehman Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                    ----------------------------
                                                  SIX         ONE           FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      0.6%       -0.4%           6.8%
 (Broad taxable market)
Lehman Municipal Bond Index                     -0.2         0.0            5.5
Citigroup 3-Month Treasury Bill Index            0.5         1.0            3.2
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  6.4%       18.9%          -1.0%
Russell 2000 Index (Small-caps)                  4.5        30.3            6.7
Dow Jones Wilshire 5000 Index                    6.4        20.5           -0.5
 (Entire market)
MSCI All Country World Index
 ex USA (International)                          9.6        33.2            1.4
================================================================================
CPI
Consumer Price Index                             2.5%        3.1%           2.6%
================================================================================
*Annualized.

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

During the first half of fiscal 2004, the Massachusetts Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

     Rising rates reduced the capital value of the fund's shares by -2.5%, which was partially offset by a six-month income return of 2.0%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the investment advisor--Vanguard Fixed Income Group--kept the fund's duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

     Two positive developments--mostly prospective--were Massachusetts's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation between Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

     As I noted at the outset, your fund's return exceeded the average return of its peer group. In any one period, peer-group comparisons are of limited use, but over time we aim to provide higher returns than our competitors do. We consider that goal achievable because of two important factors: the talents of Vanguard's Fixed Income Group and the fund's traditionally low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years.

     For more information about the funds and the municipal bond market, please see the Report from the Advisor on page 5; additional information about expenses is on page 11.

THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

Not long ago, in the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

Thank you for entrusting your assets to us.


Sincerely,

\S\ JOHN J BRENNAN

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 17, 2004

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              NOVEMBER 30, 2003--MAY 31, 2004

                                                      DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                   STARTING               ENDING            INCOME       CAPITAL
                SHARE PRICE          SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Massachusetts
  Tax-Exempt Fund    $10.27               $10.01            $0.212        $0.000
================================================================================

REPORT FROM THE ADVISOR

Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period significantly higher than where they started. In this environment, Vanguard Massachusetts Tax-Exempt Fund produced a total return of -0.5%. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE INVESTMENT ENVIRONMENT

The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of deflation to signs of incipient inflation. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.

================================================================================
INVESTMENT PHILOSOPHY

THE ADVISOR BELIEVES THAT THE FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT GUALITY TARGETS, CAN ACHIEVE A RELATIVELY HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND MASSACHUSETTS INCOME TAXES BY INVESTING IN HIGH-QUALITY SECURITIES ISSUED BY MASSACHUSETTS STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.
================================================================================

On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil. Although

OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and (in keeping with the market consensus) we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

================================================================================
YIELDS OF MUNICIPAL BONDS (AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY                    NOV. 30, 2003     MAY 31, 2004        (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                      1.40%                   2.00%                   +60
5 years                      2.39                    3.10                    +71
10 years                     3.55                    3.93                    +38
30 years                     4.72                    4.99                    +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     In Massachusetts, the supply of newly issued municipal bonds increased 22.6% compared with the same period a year ago--from $5.1 billion in the first half of fiscal 2003 to $6.3 billion this fiscal half-year. Some of the new issuance reflected the state's refunding of $880 million worth of debt in March. Like many other states, Massachusetts tried to take advantage of relatively low long-term rates before the Fed begins pushing rates higher. State tax revenues improved as the economy gathered momentum, enhancing the strength of the state's general-obligation bonds.

     We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the fund defensively relative to interest rate risk. The portfolio's average maturity and duration ended the period at the low end of its prescribed range. The fund provided a higher total return than the peer-group average.

     An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

Robert F. Auwaerter, PRINCIPAL

Christopher M. Ryon, PRINCIPAL

VANGUARD FIXED INCOME GROUP

JUNE 21, 2004

FUND PROFILE                                                     AS OF 5-31-2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

MASSACHUSETTS TAX-EXEMPT FUND
================================================================================

------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                    COMPARATIVE        BROAD
                           FUND          INDEX*      INDEX**
------------------------------------------------------------
Number of Issues            173           9,079       48,257
Yield                       4.0%             --           --
Yield to Maturity           4.1%+            --           --
Average Coupon              4.7%            5.2%         5.2%
Average Effective Maturity  7.3 years       7.2 years    9.1 years
Average Quality              AA+             AA+          AA+
Average Duration            5.6 years       5.8 years    6.3 years
Expense Ratio              0.15%++           --           --
Short-Term Reserves          11%             --           --
------------------------------------------------------------

------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                      74%
AA                       18
A                         3
BBB                       5
-------------------------------------------------
Total                   100%
-------------------------------------------------

-------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY    HIGH
AVERAGE MATURITY  LONG
-------------------------------------------------

-----------------------------------------------------------------
VOLATILITY MEASURES
                             COMPARATIVE                 BROAD
                      FUND        INDEX*    FUND       INDEX**
-----------------------------------------------------------------
R-Squared             0.96          1.00    0.97          1.00
Beta                  0.86          1.00    0.99          1.00
-----------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year                 12%
1-5 Years                    10
5-10 Years                   61
10-20 Years                  13
20-30 Years                   3
Over 30 Years                 1
-----------------------------------------------
Total                       100%
-----------------------------------------------

 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
 +Before expenses.
++Annualized.


                                               Visit our website at VANGUARD.COM
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY                                              AS OF 5/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) December 9, 1998-May 31, 2004

                 MASSACHUSETTS                      LEHMAN
                TAX-EXEMPT FUND                     INDEX*
FISCAL         CAPITAL    INCOME          TOTAL      TOTAL
YEAR            RETURN    RETURN         RETURN     RETURN
-----------------------------------------------------------
1999             -7.5%      4.1%          -3.4%      -0.8%
2000              3.8       5.4            9.2        7.7
2001              3.9       5.0            8.9        8.2
2002              0.8       4.8            5.6        6.7
2003              2.2       4.5            6.7        6.9
2004**           -2.5       2.0           -0.5       -0.1
-----------------------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Six months ended May 31, 2004.

Note: See Financial Highlights table on page 22 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                       ONE     FIVE    -------------------------
                     INCEPTION DATE   YEAR    YEARS    CAPITAL    INCOME   TOTAL
--------------------------------------------------------------------------------
Massachusetts
  Tax-Exempt Fund        12/09/1998  5.52%    5.65%      0.63%     4.77%   5.40%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* Actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* Hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

================================================================================
SIX MONTHS ENDED MAY 31, 2004

                               BEGINNING               ENDING           EXPENSES
MASSACHUSETTS              ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING
TAX-EXEMPT FUND               11/30/2003            5/31/2004            PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                $1,000                 $995              $0.75
Hypothetical 5% Return             1,000                1,049               0.77
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Annualized Expense Ratios:
Your fund compared with its peer group

                                                          AVERAGE
                                                    MASSACHUSETTS
                                                        MUNICIPAL
                                    FUND               DEBT FUND*
-----------------------------------------------------------------
Massachusetts Tax-Exempt Fund       0.15%                   1.20%
-----------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 5-31-2004                                 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                  COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
-----------------------------------------------------------------------------------------------------------------------
Beverly MA GO                                                   5.25%        11/1/2012(1)         1,925           2,126
Beverly MA GO                                                   5.25%        11/1/2013(1)         1,855           2,047
Boston MA Convention Center Rev.                                5.00%         5/1/2018(2)         4,975           5,173
Boston MA GO                                                    5.75%         2/1/2010(Prere.)    1,955           2,199
Boston MA GO                                                    5.00%         2/1/2018(1)         3,765           3,889
Boston MA Special Obligation Rev. (Boston City Hosp.)           5.00%         8/1/2017(1)         2,000           2,075
Boston MA Water & Sewer Comm. Rev.                              5.75%        11/1/2013              540             606
Chelsea MA GO                                                   5.50%        6/15/2009(2)            90             100
Dudley Charlton MA Regional School Dist. GO                    5.125%        6/15/2014(3)         2,305           2,521
Foxborough MA Stadium Infrastructure Improvement Rev.           5.75%         6/1/2025            2,500           2,642
Framingham MA Housing Auth. Mortgage Rev.                       6.20%        2/20/2021              900             971
Framingham MA Housing Auth. Mortgage Rev.                       6.35%        2/20/2032            2,000           2,147
Holliston MA BAN                                                3.00%        4/15/2005            4,750           4,814
Holyoke MA Gas & Electric Dept. Rev.                            5.00%        12/1/2021(1)         2,395           2,435
Littleton MA GO                                                 5.00%        1/15/2022(3)         1,280           1,312
Lynn MA GO                                                      5.25%         6/1/2013(2)         1,530           1,659
Malden MA GO                                                    5.20%         8/1/2014(1)         2,700           2,912
Malden MA GO                                                    5.10%         8/1/2017(1)         2,765           2,895
Marlborough MA GO                                               6.75%        6/15/2008(3)         1,400           1,603
Mashpee MA GO                                                  5.125%         2/1/2008(1)(Prere.) 1,025           1,115
Mashpee MA GO                                                   5.35%         2/1/2008(1)(Prere.) 1,525           1,671
Massachusetts Bay Transp. Auth. Rev.                            7.00%         3/1/2009            2,000           2,323
Massachusetts Bay Transp. Auth. Rev.                            5.25%         7/1/2030            5,000           5,046
Massachusetts College Building Auth. Rev.                       0.00%         5/1/2017(10)        3,340           1,752
Massachusetts Dev. Finance Agency Rev. (Boston Univ.)          5.375%        5/15/2039            1,575           1,523
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                  COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Dev. Finance Agency Rev.
 (Boston Univ.) VRDO                                            1.00%         6/1/2004(10)        2,200           2,200
Massachusetts Dev. Finance Agency Rev.
 (Brooks School) VRDO                                           1.06%         6/7/2004(1)         3,600           3,600
Massachusetts Dev. Finance Agency Rev.
 (College of Pharmacy and Allied Health Services)               5.75%         7/1/2033            1,000             974
Massachusetts Dev. Finance Agency Rev.
 (Deerfield Academy)                                            5.00%        10/1/2028            1,500           1,499
Massachusetts Dev. Finance Agency Rev.
 (Deerfield Academy)                                            5.00%        10/1/2033            2,000           1,988
Massachusetts Dev. Finance Agency Rev.
 (Jewish Philanthropies)                                        5.25%2        2/1/2022            2,750           2,841
Massachusetts Dev. Finance Agency Rev.
 (Mount Holyoke College)                                        5.25%         7/1/2031            4,000           4,047
Massachusetts Dev. Finance Agency Rev.
 (Neville Communities)                                          6.00%        6/20/2044            1,500           1,574
Massachusetts Dev. Finance Agency Rev. (Smith College)          5.75%         7/1/2010(Prere.)    1,195           1,359
Massachusetts Dev. Finance Agency Rev. (Smith College)          5.75%         7/1/2010(Prere.)    3,000           3,413
Massachusetts Dev. Finance Agency Rev.
 (Smith College) VRDO                                           1.06%         6/7/2004            2,500           2,500
Massachusetts Dev. Finance Agency Rev. (Suffolk Univ.)          5.85%         7/1/2029            2,000           2,016
Massachusetts Dev. Finance Agency Rev.
 (Western New England College)                                 5.875%1       12/1/2022              600             601
Massachusetts Dev. Finance Agency Rev.
 (Western New England College)                                 6.125%1       12/1/2032            1,000             999
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.55%7        7/1/2019            1,000           1,016
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.65%7        7/1/2029            1,500           1,504
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               4.55%         7/1/2009(2)         1,285           1,322
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               4.65%         7/1/2010(2)           970             999
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               5.00%         1/1/2013(2)         1,825           1,885
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               5.30%         1/1/2016(2)         2,740           2,839
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               6.05%        12/1/2017(1)         2,385           2,509
Massachusetts GAN                                              5.125%       12/15/2010            1,480           1,589
Massachusetts GAN                                               5.75%       12/15/2010            3,000           3,365
Massachusetts GAN                                              5.125%       12/15/2012            1,750           1,879
Massachusetts GO                                                5.50%         7/1/2005(2)(Prere.) 3,500           3,685
Massachusetts GO                                                5.25%         9/1/2008            1,850           2,006
Massachusetts GO                                               5.625%         6/1/2010(Prere.)    1,450           1,627
Massachusetts GO                                                5.75%         6/1/2010(Prere.)    5,290           5,971
Massachusetts GO                                                5.75%         6/1/2010(Prere.)    8,545           9,644
Massachusetts GO                                                5.25%         8/1/2018            1,195           1,279
Massachusetts GO                                                5.50%        10/1/2018            4,955           5,436
Massachusetts GO VRDO                                           1.10%         6/1/2004            2,100           2,100
Massachusetts GO VRDO                                           1.11%         6/7/2004              300             300
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Baystate Medical Center)                                      5.75%         7/1/2033            5,000           5,084
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Berklee College of Music)                                     5.00%        10/1/2017(1)         1,250           1,297
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                                        5.00%         7/1/2019(1)            50              51
-----------------------------------------------------------------------------------------------------------------------

14

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
                                                               COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                              6.75%         7/1/2016            2,000           2,147
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Project)                                   6.25%        12/1/2005(Prere.)    3,850           4,182
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                               5.125%        7/15/2037            5,000           5,013
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.) TOB VRDO                                       1.11%         6/7/2004(Prere.)    4,000           4,000
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                                 5.375%         7/1/2023(1)         3,500           3,576
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Massachusetts General Hosp.)                                  6.25%         7/1/2012(2)           500             566
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Milton Hosp.)                                                 5.50%         7/1/2010              520             537
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Milton Hosp.)                                                 5.50%         7/1/2016            1,235           1,205
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)              5.50%         7/1/2032            3,000           3,265
Massachusetts Health & Educ. Fac. Auth. Rev.
 (New England Medical Center Hosp.)                            5.375%        5/15/2014(3)         3,000           3,246
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%         7/1/2011            2,080           2,225
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%         7/1/2012            2,850           3,025
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%         7/1/2014            1,000           1,048
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%         7/1/2015(1)           390             409
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%         7/1/2015            3,000           3,124
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                  5.375%         7/1/2024(1)         1,640           1,673
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Simmons College)                                              5.00%        10/1/2020(3)         1,090           1,119
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Simmons College)                                              5.00%        10/1/2022(3)         1,175           1,193
Massachusetts Health & Educ. Fac. Auth. Rev. (Tufts Univ.)      5.25%        2/15/2030            2,000           2,025
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)             5.25%         7/1/2014(2)         1,000           1,060
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)             6.50%         7/1/2021            5,000           5,219
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)            6.625%         7/1/2032            1,000           1,025
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.125%        10/1/2027(3)         1,850           1,859
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.875%        10/1/2029(3)         4,000           4,330
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.125%        10/1/2034(3)         2,500           2,502
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts) VRDO                                  1.06%         6/7/2004 LOC        5,000           5,000
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                            5.125%        10/1/2023(3)         1,000           1,016
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                  COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                             5.25%        10/1/2031(1)         4,000           4,048
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Wellesley College)                                            5.00%         7/1/2023            2,400           2,423
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Wellesley College) VRDO                                       1.00%         6/1/2004              970             970
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Williams College)                                             5.00%         7/1/2028            1,000             990
Massachusetts Housing Finance Agency Housing Rev.               5.70%         7/1/2020(2)         1,500           1,549
Massachusetts Housing Finance Agency Housing Rev.               5.80%         7/1/2030(2)         1,500           1,539
Massachusetts Housing Finance Agency Housing Rev.
 (Rental Housing)                                               5.55%         7/1/2032(4)         1,500           1,523
Massachusetts Housing Finance Agency Rev.
 (Housing Dev.)                                                 5.05%         6/1/2010(1)         1,000           1,021
Massachusetts Housing Finance Agency Rev.
 (Housing Dev.)                                                 5.15%        12/1/2011(1)         1,615           1,651
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.15%        12/1/2012(2)           125             128
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.65%         6/1/2031(4)         1,010           1,027
Massachusetts Ind. Finance Agency Resource
 Recovery Rev. (Refusetech Inc.)                                6.30%         7/1/2005            4,875           4,980
Massachusetts Ind. Finance Agency Rev.
 (Babson College)                                              5.375%        10/1/2017            1,000           1,032
Massachusetts Ind. Finance Agency Rev.
 (BioMed Research Corp.)                                        0.00%         8/1/2004              520             519
Massachusetts Ind. Finance Agency Rev.
 (Buckingham Browne) VRDO                                       1.01%         6/7/2004 LOC        5,300           5,300
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)                                    5.50%         3/1/2016(1)         1,000           1,067
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.00%         7/1/2010(2)(ETM)      815             860
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.25%         7/1/2012(1)         2,975           3,257
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.25%         7/1/2013(1)         3,255           3,549
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.25%         7/1/2016(1)         4,500           4,771
Massachusetts Port Auth. Rev.                                   5.25%         7/1/2008(4)         2,000           2,160
Massachusetts Port Auth. Rev.                                   5.25%         7/1/2008            1,325           1,420
Massachusetts Port Auth. Rev.                                   5.50%         7/1/2009(4)         2,000           2,179
Massachusetts Port Auth. Rev.                                   5.10%         7/1/2010            1,175           1,222
Massachusetts Port Auth. Rev.                                   5.75%         7/1/2010            1,000           1,115
Massachusetts Port Auth. Rev.                                   5.25%         7/1/2013(1)         2,260           2,352
Massachusetts Port Auth. Rev.                                  5.375%         7/1/2018            2,000           2,104
Massachusetts Port Auth. Rev.                                   5.75%         7/1/2019            1,000           1,042
Massachusetts Port Auth. Special Fac. Rev.
 (Delta Airlines Inc.)                                          5.50%         1/1/2019(2)         3,000           3,099
Massachusetts Special Obligation Rev.                           5.50%         6/1/2010(2)         3,150           3,376
Massachusetts Special Obligation Rev.                           5.00%         6/1/2017            2,040           2,097
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                                6.00%         7/1/2010(Prere.)    5,825           6,713
-----------------------------------------------------------------------------------------------------------------------

16

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
                                                               COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (New England Medical Center Hosp.)                            5.375%        5/15/2013(3)         3,835           4,189
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                                        0.00%         1/1/2020(1)         3,000           1,352
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                                        0.00%         1/1/2025(1)         5,000           1,623
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                                        0.00%         1/1/2028(1)         6,530           1,758
Massachusetts Water Pollution Abatement Trust                   5.25%         8/1/2017            5,000           5,390
Massachusetts Water Pollution Abatement Trust                  5.375%         8/1/2027            4,000           4,104
Massachusetts Water Pollution Abatement Trust                   5.50%         8/1/2029            1,000           1,042
Massachusetts Water Pollution Abatement Trust                   5.75%         8/1/2029            3,105           3,325
Massachusetts Water Resources Auth. Rev.                        5.50%        11/1/2006(3)(Prere.)   120             130
Massachusetts Water Resources Auth. Rev.                        6.00%        12/1/2011(3)         4,120           4,745
Massachusetts Water Resources Auth. Rev.                        5.50%         8/1/2014(4)         3,250           3,647
Massachusetts Water Resources Auth. Rev. VRDO                   1.06%         6/7/2004(3)         4,400           4,400
Massachusetts Water Resources Auth. Rev. VRDO                   1.06%         6/7/2004(3)           590             590
Narragansett MA Regional School Dist. GO                        6.50%         6/1/2013(2)         1,210           1,405
Pittsfield MA GO                                                5.00%        4/15/2018(1)         1,000           1,047
Quabog MA Regional School Dist. GO                              5.50%         6/1/2018(4)         1,355           1,464
Quabog MA Regional School Dist. GO                              5.50%         6/1/2019(4)         1,355           1,463
Rail Connections Inc. Massachusetts Rev.                        5.25%         7/1/2008(ETM)         705             769
Rail Connections Inc. Massachusetts Rev.                        5.30%         7/1/2009(ETM)         340             374
Rail Connections Inc. Massachusetts Rev.                        5.40%         7/1/2009(Prere.)      520             583
Rail Connections Inc. Massachusetts Rev.                        5.50%         7/1/2009(Prere.)    1,175           1,323
Rail Connections Inc. Massachusetts Rev.                        6.00%         7/1/2009(Prere.)      570             655
Rail Connections Inc. Massachusetts Rev.                        6.00%         7/1/2009(Prere.)    1,030           1,184
Route 3 North Transp. Improvement Assoc.
 Massachusetts Lease Rev.                                      5.375%        6/15/2010(1)(Prere.) 2,500           2,772
Shrewsbury MA GO                                                5.00%        8/15/2013            1,030           1,113
Shrewsbury MA GO                                                5.00%        8/15/2017            1,900           1,998
Shrewsbury MA GO                                                5.00%        8/15/2018            3,185           3,333
Shrewsbury MA GO                                                5.00%        8/15/2019            1,000           1,041
Tantasqua MA Regional School Dist. GO                          5.125%        8/15/2015(4)         2,575           2,734
Univ. of Massachusetts Building Auth. Refunding Rev.           6.875%         5/1/2014            1,000           1,226
Univ. of Massachusetts Building Auth. Rev.                      5.50%        11/1/2015(2)         2,600           2,811
Univ. of Massachusetts Building Auth. Rev.                      5.50%        11/1/2018(2)         2,400           2,589
Univ. of Massachusetts Building Auth. Rev.                     5.125%        11/1/2019            1,135           1,167
Westborough MA GO                                               5.00%       11/15/2008            3,460           3,748
Westfield MA GO                                                 5.00%         5/1/2010(3)(Prere.) 1,715           1,880
Worcester MA GO                                                 5.50%        10/1/2009(3)         1,000           1,107
Worcester MA GO                                                 5.50%        8/15/2014(3)         1,445           1,601
Worcester MA GO                                                 5.75%         4/1/2015(4)         1,000           1,111
Worcester MA GO                                                 5.50%        8/15/2015(3)         1,190           1,289
Worcester MA GO                                                5.625%        8/15/2016(3)         1,640           1,805
Worcester MA GO                                                 5.25%        8/15/2021(3)         1,500           1,576

OUTSIDE MASSACHUSETTS:
Puerto Rico Electric Power Auth. Rev.                           5.25%         7/1/2013(1)         4,075           4,519
Puerto Rico Electric Power Auth. Rev.                           5.50%         7/1/2017(1)         5,000           5,596
Puerto Rico GO                                                  5.50%         7/1/2014(3)         5,000           5,646
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                                                                                   FACE          MARKET
                                                                              MATURITY           AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                  COUPON             DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------
Puerto Rico GO                                                  5.50%         7/1/2019(2)         2,500           2,789
Puerto Rico GO                                                  5.50%         7/1/2022(3)         3,500           3,875
Puerto Rico Govt. Dev. Bank VRDO                                0.97%         6/7/2004(1)         1,900           1,900
Puerto Rico Highway & Transp. Auth. Rev.                        5.50%         7/1/2012(3)         5,080           5,727
Puerto Rico Housing Finance Corp. Home Mortgage Rev.            5.30%        12/1/2028            2,405           2,426
Puerto Rico Muni. Finance Agency                                5.00%         8/1/2013(4)         3,900           4,213
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.              5.25%         7/1/2014(3)         5,000           5,543
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.              5.25%         7/1/2036            1,500           1,479
Puerto Rico Public Finance Corp.                                5.50%         8/1/2029            2,680           2,728
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $400,077)                                                                                                409,130
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             7,173
Liabilities                                                                                                       (845)
                                                                                                          -------------
                                                                                                                 6,328
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 41,491,201 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)                                            $415,458
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                       $10.01
=======================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 19.

================================================================================
                                                               AMOUNT        PER
                                                                (000)      SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                             $409,532     $ 9.87
Undistributed Net Investment Income                               --         --
Accumulated Net Realized Losses                               (3,127)      (.08)
Unrealized Appreciation
 Investment Securities                                         9,053        .22
--------------------------------------------------------------------------------
NET ASSETS                                                  $415,458     $10.01
================================================================================
*See Note C in Notes to Financial Statements for the tax-basis components of new assets.

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                                $8,946
--------------------------------------------------------------------------------
  Total Income                                                            8,946
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               27
  Management and Administrative                                             236
  Marketing and Distribution                                                 36
 Custodian Fees                                                               3
 Shareholders' Reports                                                        5
--------------------------------------------------------------------------------
  Total Expenses                                                            307
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,639
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                 772
 Futures Contracts                                                         (139)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    633
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  (11,442)
 Futures Contracts                                                         (254)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (11,696)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(2,424)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                              MASSACHUSETTS
                                                             TAX-EXEMPT FUND
                                                      --------------------------
                                                       SIX MONTHS           YEAR
                                                            ENDED          ENDED
                                                     MAY 31, 2004  NOV. 30, 2003
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $8,639        $17,159
  Realized Net Gain (Loss)                                   633          1,675
  Change in Unrealized Appreciation
    (Depreciation)                                       (11,696)         6,697
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           (2,424)        25,531
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (8,639)       (17,159)
  Realized Capital Gain                                       --             --
--------------------------------------------------------------------------------
    Total Distributions                                   (8,639)       (17,159)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                  66,619        118,373
  Issued in Lieu of Cash Distributions                     5,994         11,975
  Redeemed                                               (60,337)       (99,437)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                  12,276         30,911
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                1,213         39,283
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    414,245        374,962
--------------------------------------------------------------------------------
  End of Period                                         $415,458       $414,245
================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                6,488         11,599
     Issued in Lieu of Cash Distributions                    586          1,170
     Redeemed                                             (5,913)        (9,754)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Shares Outstanding       1,161          3,015
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MASSACHUSETTS TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED               YEAR ENDED NOVEMBER 30,               DEC. 9, 1998*
                                                  MAY 31,     ------------------------------------------------  TO NOV. 30,
                                                     2004       2003        2002         2001        2000              1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.27     $10.05      $ 9.97        $9.60       $9.25            $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .212       .443        .465         .476        .479              .420
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   (.260)      .220        .080         .370        .350             (.750)
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  (.048)      .663        .545         .846        .829             (.330)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.212)     (.443)      (.465)       (.476)      (.479)            (.420)
 Distributions from Realized Capital Gains            --         --          --           --          --                --
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.212)     (.443)      (.465)       (.476)      (.479)            (.420)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.01     $10.27      $10.05        $9.97       $9.60            $ 9.25
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       -0.50%      6.70%       5.58%        8.93%       9.25%            -3.38%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $415       $414        $375         $294        $183              $114
 Ratio of Total Expenses to Average Net Assets      0.15%**    0.16%       0.14%        0.16%       0.19%             0.20%**
 Ratio of Net Investment Income to Average
  Net Assets                                        4.12%**    4.35%       4.63%        4.77%       5.15%             4.57%**
 Turnover Rate                                        12%**      24%         16%          26%         34%               39%
-----------------------------------------------------------------------------------------------------------------------------

 *Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the fund had contributed capital of $62,000 to

Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2003, the fund had available realized losses of $604,000 to offset future net capital gains through November 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2004; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $2,902,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2004, net unrealized appreciation of investment securities for tax purposes was $6,151,000, consisting of unrealized gains of $9,124,000 on securities that had risen in value since their purchase and $2,973,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended May 31, 2004, the fund purchased $25,622,000 of investment securities and sold $23,376,000 of investment securities, other than temporary cash investments.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & Advice and RESEARCH FUNDS & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Large-Cap Index Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals and Mining Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
  Consumer Discretionary Index
  Consumer Staples Index
  Financials Index
  Health Care Index
  Information Technology Index
  Materials Index
  Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM)II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM)Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; consider and read them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

----------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
John J. Brennan*  Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)            Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,     served by The Vanguard Group.
                  and Trustee
                  (129)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis  Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                             Successor Trustee of Yale University; Overseer of the Stern School of
                                         Business at New York University; Trustee of the Whitehead Institute
                                         for Biomedical Research.
----------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta    Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                            September 1999) of Rohm and Haas Co. (chemicals); Director of
                                         Technitrol, Inc. (electronic components), and Agere Systems
                                         (communications components); Board Member of the American Chemistry
                                         Council; Trustee of Drexel University.
----------------------------------------------------------------------------------------------------------------
JoAnn Heffernan   Trustee                Vice President, Chief Information Officer, and Member of the
Heisen            (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                   consumer products); Director of the University Medical Center at
July 1998                                Princeton and Women's Research and Education Institute.
----------------------------------------------------------------------------------------------------------------
Burton G. Malkiel Trustee                Chemical Bank Chairman's Professor of Economics, Princeton
(1932)            (127)                  University; Director of Vanguard Investment Series plc (Irish
May 1977                                 investment fund) (since November 2001), Vanguard Group (Ireland)
                                         Limited (Irish investment management firm) (since November 2001),
                                         Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                         (software company).
----------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
JR. (1941)        (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                             Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
----------------------------------------------------------------------------------------------------------------
J. LAWRENCE       Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
WILSON (1936)     (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                               Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)            (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)            (129)                  investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

---------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                 MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.           RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                       GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
---------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
---------------------------------------------------------------------------------------------------------


                                                                    SHIP GRAPHIC
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1682 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.